EXHIBIT 10.15
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
AIRCRAFT GENERAL TERMS AGREEMENT
LSQ-AGTA
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION

		PAGE
EXHIBITS		NUMBER
A	Buyer Furnished Equipment Provisions Document EXA	1
B	Customer Support Document EXB	1
C	Product Assurance Document EXC	1

PAGE
APPENDICES		NUMBER
I	Insurance Certificate	A-1
II	Purchase Agreement Assignment	A-5
III	Post-Delivery Sale Notice	A-11
IV	Post-Delivery Lease Notice	A-13
V	Purchaser’s/Lessee’s Agreement	A-16
VI	Owner Appointment of Agent — Warranties	A-19
VII	Contractor Confidentiality Agreement	A-22
VIII	Post-Delivery Sale with Lease to Seller	A-26
IX	Sale with Lease	A-29
X	Post-Delivery Security	A-33
BOEING PROPRIETARY

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AIRCRAFT GENERAL TERMS AGREEMENT NUMBER LSQ-AGTA
Between
The Boeing Company
And
Air Lease Corporation
Relating to
BOEING AIRCRAFT
     This Aircraft General Terms Agreement Number LSQ-AGTA (AGTA) between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.
Article 1. Subject Matter of Sale.
     1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.
     1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).
     1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.
     1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.
Article 2. Price, Taxes, and Payment.
     2.1 Price.
          2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)
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          2.1.2 Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.
          2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 747-8, 777-200LR and 777-300ER).
          2.1.4 Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.
          2.1.5 Escalation Adjustment is defined as the price adjustment to the Airframe Price [*] and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. [*]
          2.1.6 Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.
          2.1.7 Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.
     2.2 Taxes.
          2.2.1 Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal income taxes imposed on Boeing or Boeing’s assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing’s assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.
          2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
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     2.3 Payment.
          2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.
          2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.
          2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars to a bank account in the United States designated by Boeing.
          2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.
Article 3. Regulatory Requirements and Certificates.
          3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.
          3.2 FAA or Applicable Regulatory Authority Manufacturer Changes.
          3.2.1 A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.
          3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:
(i)	resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

(ii)	resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

(iii)	for any aircraft delivered during the eighteen (18) month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).
          3.2.3 Customer will pay Boeing’s charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.
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     3.3 FAA Operator Changes.
          3.3.1 An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.
          3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing’s option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing’s applicable charges.
     3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer’s obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.
Article 4. Detail Specification; Changes.
     4.1 Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.
     4.2 Development Changes. Development Changes are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer.
     4.3 Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification.
Article 5. Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.
     5.1 Office Space. Twelve (12) months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.
     5.2 Inspection. Customer’s representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing’s performance.
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     5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to four hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing’s production flight test procedures. Customer may designate up to five representatives to participate as observers.
     5.4 Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.
     5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.
Article 6. Delivery.
     6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least thirty (30) days before the scheduled month of delivery and again at least fourteen (14) days before the scheduled delivery date.
     6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.
     6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.
     6.4 Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.
Article 7. Excusable Delay.
     7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.
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     7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing’s appraisal of the facts.
     7.3 Delay in Delivery of Twelve (12) Months or Less. If the revised delivery month is twelve (12) months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:
          7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.
          7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.
          7.3.3 All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.
     7.4 Delay in Delivery of More Than Twelve (12) Months. If the revised delivery month is more than twelve (12) months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.
     7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing’s other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have thirty (30) days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.
     7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within thirty (30) days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.
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     7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.
Article 8. Risk Allocation/Insurance.
     8.1 Title and Risk with Boeing.
          8.1.1 Boeing’s Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer’s observers from and against all claims and liabilities, including all expenses and attorneys’ fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer’s observers.
          8.1.2 Definition of Customer. For the purposes of this Article, “Customer” is defined as Air Lease Corporation, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.
     8.2 Insurance.
          8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer’s assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this Article 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.
          8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer’s obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.
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          8.2.3 Definition of Boeing. For purposes of this article, Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.
Article 9. Assignment, Resale, or Lease.
     9.1 Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:
          9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;
          9.1.2 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.
     9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.
     9.3 Post-Delivery Sale or Lease by Customer. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing’s receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.
     9.4 Notice of Post-Delivery Sale or Lease. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.
     9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.
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     9.6 Appointment of Agent — Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing’s receipt of the agent’s written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.
     9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer’s rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing’s obligations under the applicable purchase agreement.
Article 10. Termination of Purchase Agreements for Certain Events.
     10.1 Termination. If either party:
(i)	ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

(ii)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed sixty (60) days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.
     10.2 Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.
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Article 11. Notices.
     All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Delivery or Courier:	Air Lease Corporation 2000 Avenue of the Stars, Suite 600N Los Angeles, CA 90067

	Mail:	Air Lease Corporation 2000 Avenue of the Stars, Suite 600N Los Angeles, CA 90067

	Facsimile:	310-553-0999
	Telephone:	310-553-0555

Boeing	Delivery or Courier:	Boeing Commercial Airplanes 1901 Oakesdale Avenue SW Renton, Washington 98055 U.S.A.

Attention: Vice President — Contracts
Mail Code 21-34

	Mail:	Boeing Commercial Airplanes P.O. Box 3707
Seattle, Washington 98124-2207 U.S.A.

Attention: Vice President — Contracts
Mail Code 21-34

	Facsimile:	(425) 237-1706
	Telephone:	(206) 766-2400
Article 12. Miscellaneous.
     12.1 Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.
     12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.
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     12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON’S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.
     12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.
     12.5 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.
     12.6 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual written agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect on the date of the executed Purchase Agreement.
ACCEPTED AND AGREED this

September 30, 2010
Date

THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Katherine B. Gunal	/s/ Grant Levy

Signature	Signature

Katherine B. Gunal	Grant Levy

Printed name	Printed name

Attorney-in-Fact	Executive Vice President

Title	Title
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EXHIBIT A
to
AIRCRAFT GENERAL TERMS AGREEMENT
LSQ-AGTA-EXA
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
BUYER FURNISHED EQUIPMENT PROVISIONS
DOCUMENT

EXHIBIT A
BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT
1. General.
     Certain equipment to be installed in the aircraft is furnished to Boeing by Customer at Customer’s expense. This equipment is designated Buyer Furnished Equipment (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable supplemental exhibit to a purchase agreement at the time of aircraft purchase.
2. Supplier Selection.
Customer will:
     2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in the applicable supplemental exhibit to a purchase agreement at the time of aircraft purchase.
     2.2 Meeting with Boeing and such selected BFE supplies promptly after such election to:
          2.2.1 complete BFE configuration design requirements for such BFE; and
          2.2.2 confirm technical data submittal requirements for BFE certification.
3. Customer’s Obligations.
Customer will:
     3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report; including, without limitation,
          3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to in Article 2.2 above;
          3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein;
          3.1.3 ensure that all BFE Aircraft Software is delivered in compliance with Boeing’s then current standards for loadable systems; and
          3.1.4 ensure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;
     3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;
     3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;
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          3.3.1 require supplier’s contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and
          3.3.2 ensure that all BFE supplier’s quality systems are approved to Boeing’s then current standards for such systems;
     3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;
     3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: (i) BFE Aircraft Software and data Customer has modified and/or (ii) other software and data Customer has added to the BFE Aircraft Software;
     3.6 provide necessary field service representation at Boeing’s facilities to support Boeing on all issues related to the installation and certification of BFE;
     3.7 obtain, directly from BFE suppliers, the overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;
     3.8 resolve any difficulties that arise, including defective equipment, by working closely with Boeing and BFE suppliers;
     3.9 modify, adjust, calibrate, re-test and/or update BFE and data to the extent necessary to obtain applicable FAA and U.S. Food and Drug Administration (FDA), if applicable, approval and shall bear the resulting expenses;
     3.10 ensure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers;
     3.11 warrant that the BFE will comply with all applicable FARs and FDA, if applicable, sanitation requirements for installation and use in the aircraft at the time of delivery;
     3.12 warrant that the BFE will meet the requirements of the applicable detail specification; and
     3.13 provide equipment which is FAA certifiable at time of aircraft delivery, or obtain waivers from the applicable regulatory agency for non-FAA certifiable equipment.
4. Boeing’s Obligations.
     Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the aircraft with the BFE installed.
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5. Nonperformance by Customer.
     If Customer’s nonperformance of obligations in this Exhibit and in the applicable supplemental exhibit to a purchase agreement, BFE Document or BFE Report causes a delay in the delivery of the aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in aircraft delivery. In addition Boeing will have the right to:
     5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the aircraft accordingly; and/or
     5.2 deliver the aircraft to Customer without the BFE installed.
6. Return of Equipment.
     BFE not installed in the aircraft will be returned to Customer in accordance with Customer’s instructions and at Customer’s expense.
7. Title and Risk of Loss.
     Title to and risk of loss of BFE will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.
8. Interchange of BFE.
     To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.
9. Indemnification of Boeing.
     Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the BFE.
10. Patent Indemnity.
     Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.
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11. Definitions.
     For the purposes of the above indemnities, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.
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EXHIBIT B
to
AIRCRAFT GENERAL TERMS AGREEMENT
LSQ-AGTA-EXB
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
CUSTOMER SUPPORT DOCUMENT
This document contains:

Part 1:	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2:	Field and Engineering Support Services
Part 3:	Technical Information and Materials
Part 4:	Alleviation or Cessation of Performance
Part 5:	Protection of Proprietary Information and Proprietary Materials

EXHIBIT B
EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS;
OPERATIONS ENGINEERING SUPPORT
1. Boeing Training Programs.
     1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.
     1.2 Boeing will conduct all training at Boeing’s primary training facility for the model of aircraft purchased unless otherwise agreed.
     1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.
     1.4 Customer will be responsible for all expenses of Customer’s personnel. Boeing will transport Customer’s personnel between their local lodging and Boeing’s training facility.
2. Training Planning Conferences.
     Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.
3. Operations Engineering Support.
     3.1 As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:
          3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of aircraft;
          3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;
          3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;
          3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and
          3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.
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4. Training at a Facility Other Than Boeing’s.
     If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:
     4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;
     4.2 Customer will pay Boeing’s then current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location, including travel time;
     4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;
     4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and
     4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.
5. General Terms and Conditions.
     5.1 Boeing flight instructor personnel will not be required to work more than five days per week, or more than eight hours in any one 24 hour period, of which not more than five hours per eight hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.
     5.2 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.
     5.3 If the training is based at Boeing’s facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.
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     5.4 If the flight training is based at Boeing’s facility, several airports in surrounding states may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.
     5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within thirty (30) days of the date of the invoice.
     5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.
     5.7 If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within twelve (12) months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.
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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 2: FIELD AND ENGINEERING SUPPORT SERVICES
1. Field Service Representation.
     Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).
     1.1 Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending twelve (12) months after delivery of the last aircraft covered by a specific purchase agreement.
     1.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.
     1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer’s aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.
2. Engineering Support Services.
     Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:
     2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.
     2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.
     2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.
     2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing’s support, Boeing will analyze and comment on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual.
     2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing’s support, Boeing will analyze and comment on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not
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analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.
     2.6 Maintenance Engineering. Boeing will, at Customer’s request, provide certain maintenance and ground operations support to Customer as further described in Supplemental Exhibit CS1 to the applicable purchase agreement.
     2.7 Post-Delivery Service Support. Boeing will, at Customer’s request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing’s facility prior to completion of that flight. In that event the following provisions will apply.
          2.7.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.
          2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.
          2.7.3 The provisions of the Boeing warranty in Part 2 of Exhibit C of this AGTA apply.
          2.7.4 Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.
          2.7.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.
     2.8 Additional Services. Boeing may, at Customer’s request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.
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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 3: TECHNICAL INFORMATION AND MATERIALS
1. General.
     Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.
     Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft to Customer. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance”. Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.
2. Materials Planning Conferences.
     Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.
     Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be available, Customer may select a reasonable quantity of printed format.
3. Information and Materials — Incremental Increase.
     Should the delivery medium be of printed format, until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of printed Materials. Boeing will provide the additional quantity of printed Materials at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.
4. Advance Representative Copies.
     All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.
5. Customized Materials.
     All customized Materials will reflect the configuration of each aircraft as delivered.
6. Revisions.
     6.1 Revision Service. The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.
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     6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.
7. Supplier Technical Data.
     7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
     7.2 The provisions of this Article will not be applicable to items of BFE.
     7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the specific model of aircraft.
8. Buyer Furnished Equipment Data.
     Boeing will incorporate BFE maintenance information into the customized Materials providing Customer makes the information available to Boeing at least nine (9) months prior to the scheduled delivery month of each of Customer’s aircraft purchased under a purchase agreement. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each such aircraft reflecting the configuration of that aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.8 (Additional Services). Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format if Materials are to be delivered in Boeing’s standard digital format.
9. Materials Shipping Charges.
     Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.
10. Customer’s Shipping Address.
     The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.
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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE
1. Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:
     1.1 a labor stoppage or dispute in progress involving Customer;
     1.2 wars or warlike operations, riots or insurrections in the country where the facility is located;
     1.3 any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families; or
     1.4 the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country.
2. After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of the events listed in Article 1, to immediately and without prior notice to Customer relocate its personnel and their families.
3. Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.
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EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 5: PROTECTION OF PROPRIETARY INFORMATION
AND PROPRIETARY MATERIALS
1. General.
     All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.
2. License Grant.
     Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.
3. Use of Proprietary Materials and Proprietary Information.
     Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (i) operation, maintenance, repair, or modification of Customer’s aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (ii) development and manufacture of training devices and maintenance tools for use by Customer.
4. Providing of Proprietary Materials to Contractors.
     Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (i) to use the Proprietary Materials only on behalf of Customer, (ii) to be bound by all of the restrictions and limitations of this Part 5, and (iii) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.
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5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
     When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (i) distribution, disclosure, or additional use by the agency, (ii) request to the agency for distribution, disclosure, or additional use, or (iii) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.
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EXHIBIT C
to
AIRCRAFT GENERAL TERMS AGREEMENT
LSQ-AGTA-EXC
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
PRODUCT ASSURANCE DOCUMENT
This document contains:

Part 1:	Exhibit C Definitions
Part 2:	Boeing Product Warranty
Part 3:	Boeing Service Life Policy
Part 4:	Supplier Warranty Commitment
Part 5:	Boeing Interface Commitment
Part 6	Boeing Indemnities against Patent and Copyright Infringement

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 1: EXHIBIT C DEFINITIONS
     Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).
     Average Direct Hourly Labor Rate - The average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.
     Boeing Product - Any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing’s detailed design with Boeing’s authorization.
     Boeing Warranty - The organization within Boeing responsible for administration of warranties between Boeing and Customer.
     Correct(s) - To repair, modify, provide modification kits or replace with a new product.
     Correction - A repair, a modification, a modification kit or replacement with a new product.
     Corrected Boeing Product - A Boeing Product which is free of defect as a result of a Correction.
     Direct Labor - Labor spent by Customer’s direct labor employees to access, remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble and reinstall a Corrected Boeing Product and perform final inspection and testing.
     Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.
     Rogue Unit - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs three or more times both (i) within the warranty period and (ii) within either twelve (12) consecutive months or one thousand (1,000) consecutive operating hours.
     Specification Control Drawing (SCD) - A Boeing document defining specifications for certain Supplier Products.
     Supplier - The manufacturer of a Supplier Product.
     Supplier Product - Any system, accessory, equipment, Part or Aircraft Software that is not manufactured to Boeing’s detailed design. This includes but is not limited to parts manufactured to a SCDrawing, all standards, and other parts obtained from non-Boeing sources.
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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 2: BOEING PRODUCT WARRANTY
1. Applicability.
     This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.
2. Warranty.
     2.1 Coverage. Boeing warrants that at the time of delivery:
(i)	the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

(ii)	all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

(iii)	all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design.
     2.2 Exceptions. The following conditions do not constitute a defect under this warranty:
(i)	conditions resulting from normal wear and tear;

(ii)	conditions resulting from acts or omissions of Customer; and

(iii)	conditions resulting from failure to properly service and maintain a Boeing Product.
3. Warranty Periods.
     3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (Delivery) and ends at the applicable time specified in subsections 3.1 (i) through 3.1 (iii) below:
(i)	for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends [*] months after Delivery;

(ii)	in addition, for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
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during the initial [*] month warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing Product pursuant to its Boeing Maintenance Planning Data Document but not later than [*] years after Delivery of such 787 aircraft;

(iii)	for any other Boeing aircraft model the warranty period ends [*] months after Delivery.
     3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product shall begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and shall be for the period specified immediately below:
(i)	For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty period for the defective Boeing Product.

(ii)	For Corrected Boeing Products which have been Corrected because of a defect in workmanship, the applicable warranty period is the remainder of the initial warranty or twelve (12) months following the date of delivery of the Corrected Boeing Product, whichever is longer.

(iii)	For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is eighteen (18) months or the remainder of the initial warranty period, whichever is longer.
     3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.
4. Remedies.
     4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction. During the warranty period, Boeing will not charge Customer for tests on Boeing Products returned to Boeing for Correction on which Boeing is unable to confirm the failure claimed, provided:
(i)	Boeing’s written instructions were followed by the Customer for testing the Boeing Product prior to its return to Boeing, and

(ii)	Customer’s claim includes all applicable documentation of such tests with the returned Boeing

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
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Product, including but not limited to: Central Maintenance Computer (CMC), Flight Maintenance Computer System, (FMCS), Fault Isolation Manual (FIM), Engine Indicating and Crew Alerting System (EICAS) or Built In Test Equipment (BITE) messages.
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     4.2 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products described in Article 7.3, below, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period.
     Such reimbursement will not apply to any inspections performed after a Correction is available to Customer and Customer has had a reasonable time to incorporate the Correction, given the Customer’s fleet size and maintenance schedule.
     4.3 Rogue Units.
          4.3.1 Upon written request, Boeing will lend Customer at no charge an interchangeable Boeing Product in exchange for a Rogue Unit. Within ten (10) calendar days of its receipt of the loaned Boeing Product, Customer will ship the Rogue Unit to Boeing. Customer will provide with the Rogue Unit verification of the following requirements:
(i)	The removed Boeing Product failed three times within twelve (12) consecutive months or one thousand (1,000) consecutive operating hours during the warranty period following initial delivery,

(ii)	Removals were performed in compliance with flight or maintenance manuals approved by the FAA or the comparable regulatory agency for the country in which the aircraft is registered, and

(iii)	Any Corrections or tests to the Boeing Product were performed by Customer according to the latest revision of the Boeing Component Maintenance Manual (CMM), according to written instructions from Boeing, or by Boeing.
          4.3.2 Upon receipt of a Rogue Unit and the required verifications, Boeing will, at no-charge to Customer, either replace the Rogue Unit with a new Boeing Product or, if otherwise agreed, allow Customer to retain the loaned, Boeing Product.
5. Discovery and Notice.
     5.1 For notice to be effective:
(i)	the defect must be discovered during the warranty period; and

(ii)	Boeing Warranty must receive written notice of the discovery no later than one hundred eighty (180) days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.
     5.2 Receipt of Customer’s or its Authorized Agent’s notice of the discovery of a defect secures Customer’s rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.
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     5.3 Once Customer has given valid notice of the discovery of a defect, a claim will be submitted as soon as practicable after performance of the Correction.
     5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the in-warranty date specified in industry support information in a service bulletin or service letter.
6. Filing a Claim.
     6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing’s receipt of the Authorized Agent’s express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.
     6.2 Claim Information.
         6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer’s rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:
(i)	identity of claimant;

(ii)	serial or block number of the aircraft on which the defective Boeing Product was delivered;

(iii)	part number and nomenclature of the defective Boeing Product;

(iv)	purchase order number and date of delivery of the defective spare part;

(v)	description and substantiation of the defect;

(vi)	date the defect was discovered;

(vii)	date the Correction was completed;

(viii)	the total flight hours or cycles accrued, if applicable;

(ix)	an itemized account of direct labor hours expended in performing the Correction; and

(x)	an itemized account of any direct materials incorporated in the Correction.

(xi)	for 787 model aircraft claims submitted after the forty-eight (48) month warranty period, the specific reference within the Boeing Maintenance Planning Data Document to the inspection requirement for such Boeing Product.
         6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.
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     6.3 Boeing Claim Processing.
          6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 11, “Notice,” of the AGTA or through an internet portal and process specified by Boeing.
          6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.
7. Corrections Performed by Customer or Its Authorized Agent.
     7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor.
     7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing’s applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.
     7.3 Reimbursement.
          7.3.1 Boeing will reimburse Customer’s reasonable costs of Direct Materials and Direct Labor by credit memorandum (excluding labor hours expended for overhaul) at Customer’s Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.
          7.3.2 Customer’s established Warranty Labor Rate will be the greater of the standard labor rate or one hundred fifty percent (150%) of Customer’s Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer’s first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer’s then current Average Direct Hourly Labor Rate and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.
          7.3.3 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.
          7.3.4 Boeing will provide to Customer a single, lump sum credit memorandum for Customer’s Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer’s submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Such credit memoranda will not be provided in response to any other requests for reimbursement
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including, without limitation, those arising out of program letters or other special offers provided by Boeing.
          7.3.5 Boeing will reimburse Customer’s freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.
          7.3.6 Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed 65% of Boeing’s then current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost elements used to determine the 65% limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement Product to Customer in lieu of credit reimbursement.
     7.4 Disposition of Defective Boeing Products Beyond Economical Repair.
          7.4.1 A defective Boeing Product found to be beyond economical repair (see paragraph 7.3.6) will be retained for a period of thirty (30) days from the date Boeing receives Customer’s claim. During the thirty (30) day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.
          7.4.2 After the thirty (30) day period, a defective Boeing Product with a value of Four Thousand dollars ($4,000) or less may be scrapped without notification to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. If such Boeing Product has a value greater than Four Thousand dollars ($4,000), Customer must obtain confirmation of unrepairability by Boeing’s on-site field service representative prior to scrapping. Confirmation may be in the form of the representative’s signature on Customer’s claim or through direct communication between the representative and Boeing Warranty.
8. Corrections Performed by Boeing.
     8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.
     8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer’s authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.
     8.3 Correction Time Objectives.
          8.3.1 Boeing’s objective for making Corrections is ten (10) working days for avionics and electronic Boeing Products, thirty (30) working days for Corrections of other Boeing Products performed at Boeing’s facilities and forty (40) working days for Corrections of other Boeing Products performed at a Boeing subcontractor’s facilities.
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The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.
          8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing’s Recommended Spare Parts List then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned.
     8.4 Title Transfer and Risk of Loss.
          8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.
          8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.
9. Returning an Aircraft.
     9.1 Conditions. An aircraft may be returned to Boeing’s facilities for Correction only if:
(i)	Boeing and Customer agree a covered defect exists;

(ii)	Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

(iii)	it is not practical, in Boeing’s estimation, to dispatch Boeing personnel to perform the Correction at a remote site.
     9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the aircraft to Boeing and back to Customer’s facilities. Customer will minimize the length of both flights.
     9.3 Separate Agreement. Prior to the return of an aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within twenty-four (24) hours of Boeing’s request. If such authorization is not received within twenty-four (24) hours, Customer will be invoiced for work performed by Boeing that is not Part of the Correction.
10. Insurance.
     The provisions of Article 8.2 “Insurance”, of this AGTA, will apply to any work performed by Boeing in accordance with Customer’s specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.
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11. Disclaimer and Release; Exclusion of Liabilities.
     11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:
(i)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.
     11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.
     11.3 Definitions. For the purpose of this Article, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.
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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 3: BOEING SERVICE LIFE POLICY
1. Definitions.
     Service Life Policy (SLP) Component — any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.
2. Service Life Policy.
     2.1 SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3.1, below. If requested by Customer as an alternative remedy, Boeing will reimburse Customer in accordance with the provisions of Exhibit C, Part 2, Article 7.3, for Direct Labor and Direct Material for repair of a failed SLP Component an amount not to exceed the difference between Boeing’s then current spare parts price for such SLP Component and the price determined pursuant to Article 3, below.
     2.2 SLP Policy Periods.
          2.2.1 The policy period for SLP Components initially installed on an aircraft is twelve (12) years after the date of delivery of the aircraft except that for SLP Components initially installed on a 787 aircraft the policy period is fifteen (15) years after the date of delivery of the aircraft.
          2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is twelve (12) years from delivery of such SLP Component or twelve (12) years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires, except that for the 787 aircraft such policy period is fifteen (15) years from delivery of such SLP Component or fifteen (15) years from the date of delivery of the last 787 aircraft produced by Boeing, whichever first expires.
3. Price.
     The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:
     (i) For 787 aircraft only:

P	=	C(T-48)

132
     where:
P = price to Customer for the replacement part

C = SLP Component sales price at time of replacement

T = total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition and is greater than forty-eight (48) months.
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     (ii) For all other aircraft models:

P	=	CT

144
     where:
P = price to Customer for the replacement part

C = SLP Component sales price at time of replacement

T = total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.
4. Conditions.
     Boeing’s obligations under this Part 3 of Exhibit C, “Boeing Service Life Policy,” (Policy) are conditioned upon the following:
     4.1 Customer must notify Boeing in writing of the failure within three months after it is discovered.
     4.2 Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:
(i)	a defect or failure in a component not covered by this Policy,

(ii)	an extrinsic force,

(iii)	an act or omission of Customer, or

(iv)	operation or maintenance contrary to applicable governmental regulations or Boeing’s instructions.
     4.3 If return of a failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing’s expense.
     4.4 Customer’s rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.
5. Disclaimer and Release; Exclusion of Liabilities.
     This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.
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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 4: SUPPLIER WARRANTY COMMITMENT
1. Supplier Warranties and Supplier Patent and Copyright Indemnities.
     Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing’s detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.
2. Boeing Assistance in Administration of Supplier Warranties.
     Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.
3. Boeing Support in Event of Supplier Default.
     3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.
     3.2 At Boeing’s request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.
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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 5: BOEING INTERFACE COMMITMENT
1. Interface Problems.
     An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing’s opinion as to the causes of the Interface Problem and Boeing’s recommendation as to corrective action.
2. Boeing Responsibility.
     If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Product warranty.
3. Supplier Responsibility.
     If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.
4. Joint Responsibility.
     If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.
5. General.
     Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.
6. Disclaimer and Release; Exclusion of Liabilities.
     This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.
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EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT
1. Indemnity Against Patent Infringement.
     Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.
2. Indemnity Against Copyright Infringement.
     Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.
3. Exceptions, Limitations and Conditions.
     3.1 Boeing’s obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either: (i) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) the International Convention for the Protection of Industrial Property (Paris Convention).
     3.2 Boeing’s obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a “work” under The Berne Convention.
     3.3 The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.
     3.4 Customer must deliver written notice to Boeing (i) within ten (10) days after Customer first receives notice of any suit or other formal action against Customer and (ii) within twenty (20) days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.
     3.5 At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.
     3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.
     3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing’s written approval prior to paying, committing to pay,
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assuming any obligation or making any material concession relative to any infringement covered by these indemnities.
     3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.
     3.9 For the purposes of this Part 6, “BOEING or Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.
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Appendix I
SAMPLE
Insurance Certificate
BROKER’S LETTERHEAD
[date]
Certificate of Insurance

ISSUED TO:	The Boeing Company
Post Office Box 3707
Mail Code 13-57
Seattle, Washington 98124
Attn: Manager — Aviation Insurance for
Vice President — Employee Benefits,
Insurance and Taxes

CC:	Boeing Commercial Airplanes
P.O. Box 3707
Mail Code 21-34
Seattle, Washington 98124-2207
U.S.A.
Attn: Vice President — Contracts
NAMED INSURED: <CustomerName>
     We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

Insurer	Policy No.	Participation
POLICY PERIOD: From [date and time of inception of the Policy(ies)] to [date and time of expiration].
GEOGRAPHICAL LIMITS: Worldwide (however, as respects “Aircraft Hull War and Allied Perils” Insurance, as agreed by Boeing).
AIRCRAFT INSURED: All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and _________________ (hereinafter Aircraft):
          Purchase Agreement No. __________ dated __________, 20_____
          Purchase Agreement No. __________ dated __________, 20_____

LSQ-AGTA-APPEND	Appendix I Page A-1

Appendix I
SAMPLE
Insurance Certificate
COVERAGES:
1.	Aircraft “all risks” Hull (Ground and Flight)

2.	Aircraft Hull War and Allied Perils (as per LSW 555, or its successor wording)

3.	Airline Liability
     Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Product Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.
     The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than Section (b) are reinstated as per AV52C, or their successor endorsements.
LIMITS OF LIABILITY: To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under “Aircraft Insured” and thereafter at the inception of each policy period, but in any event no less than the following:
     Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable).

(737-500/600)	US$	350,000,000
(737-300/700)	US$	400,000,000
(737-400)	US$	450,000,000
(737-800/900)	US$	500,000,000
(757-200)	US$	525,000,000
(757-300)	US$	550,000,000
(767-200)	US$	550,000,000
(767-300)	US$	700,000,000
(767-400ERX)	US$	750,000,000
(787)	US$	700,000,000
(777)	US$	800,000,000
(747)	US$	900,000,000
(In regard to all other models and/or derivatives, to be specified by Boeing).
(In regard to Personal Injury coverage, limits are Twenty-five million U.S. Dollars ($25,000,000) any one offense/aggregate.)
DEDUCTIBLES / SELF-INSURANCE: Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

LSQ-AGTA-APPEND	Appendix I Page A-2

Appendix I
SAMPLE
Insurance Certificate
SPECIAL PROVISIONS APPLICABLE TO BOEING: It is certified that Insurers are aware of the terms and conditions of LSQ-AGTA and the following purchase agreements:
          Purchase Agreement No. __________ dated __________, 20_____
          Purchase Agreement No. __________ dated __________, 20_____
          Purchase Agreement No. __________ dated __________, 20_____
     Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.
Insurers have agreed to the following:
1. In regard to Aircraft “all risks” Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with LSQ-AGTA which was incorporated by reference into the applicable purchase agreement.
2. In regard to Airline Liability Insurance, Insurers agree:
     2.1 To include Boeing as an additional insured in accordance with Customer’s undertaking in Article 8.2.1 of LSQ-AGTA which was incorporated by reference into the applicable purchase agreement.
     2.2 To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;
     2.3 To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;
     2.4 To provide that all provisions of the insurance coverage’s referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.
3. In regard to all of the above referenced policies:
     3.1 Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverage’s described herein;
     3.2 If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from

LSQ-AGTA-APPEND	Appendix I Page A-3

Appendix I
SAMPLE
Insurance Certificate
the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and
     3.3 For the purposes of the Certificate, “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.
Subject to the terms, conditions, limitations and exclusions of the relative policies.
____________________
Name:
Title:

LSQ-AGTA-APPEND	Appendix I Page A-4

Appendix II
SAMPLE
Purchase Agreement Assignment
     THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of __________, 20_____ is between ____________________, a company organized under the laws of ____________________ (Assignor) and ____________________, a company organized under the laws of ____________________ (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.
     Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.
     Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor’s rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.
It is agreed as follows:
1. For all purposes of this Assignment, the following terms will have the following meanings:
     Aircraft — one Boeing Model _____ aircraft, bearing manufacturer’s serial number __________, together with all engines and parts installed on such aircraft on the Delivery Date.
     Boeing — Boeing shall include any wholly-owned subsidiary of Boeing, and its successors and assigns.
     Boeing Purchase Agreement — Purchase Agreement No. __________ dated as of ____________________ between Boeing and Assignor, as amended, but excluding ____________________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement LSQ-AGTA- (AGTA).
     Delivery Date — the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.
2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment:

LSQ-AGTA-APPEND	Appendix II Page A-5

Appendix II
SAMPLE
Purchase Agreement Assignment
{EXAMPLES
(i)	the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the “Buyer” in the bill of sale for the Aircraft;

(ii)	the right to accept delivery of the Aircraft;

(iii)	all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

(iv)	all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

(v)	any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}
Reserving exclusively to Assignor, however:
{EXAMPLES
(i)	all Assignor’s rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

(ii)	all Assignor’s rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

(iii)	the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

(iv)	the right to maintain plant representatives at Boeing’s plant pursuant to the Boeing Purchase Agreement.}

LSQ-AGTA-APPEND	Appendix II Page A-6

Appendix II
SAMPLE
Purchase Agreement Assignment
Assignee hereby accepts such assignment.
3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor’s name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.
4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need to recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President — Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.
5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.
6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original “Customer” thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee’s agreements in this paragraph.

LSQ-AGTA-APPEND	Appendix II Page A-7

Appendix II
SAMPLE
Purchase Agreement Assignment
7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.
8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.
9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee as Assignor’s true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.
10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.
11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
12. This Assignment will be governed by, and construed in accordance with, the laws of ___________________.

LSQ-AGTA-APPEND	Appendix II Page A-8

Appendix II
SAMPLE
Purchase Agreement Assignment

__________________________	__________________________
as Assignor	as Assignee

By _________________________	By _________________________

Name:	Name:

Title:	Title:
Attest:
     The undersigned, as Indenture Trustee Agent for the benefit of the Loan Participants Mortgagee and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain Trust Indenture Mortgage dated as of __________, 20_____, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such Trust Indenture Mortgage shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.
as Indenture Trustee Agent
By:____________________________
Name:
Title:

LSQ-AGTA-APPEND	Appendix II Page A-9

Appendix II
SAMPLE
Purchase Agreement Assignment
CONSENT AND AGREEMENT OF
THE BOEING COMPANY
     THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing in respect of the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named “Customer” therein.
     This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.
Dated as of __________, 20____.
THE BOEING COMPANY
By _________________________
Name:
Title: Attorney-in-Fact
Aircraft Manufacturer’s Serial Number(s) ____________________

LSQ-AGTA-APPEND	Appendix II Page A-10

Appendix III
SAMPLE
Post-Delivery Sale Notice
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.
By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention:	Vice President — Contracts Mail Code 21-34
     In connection with the sale by Air Lease Corporation (Seller) to ____________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement LSQ-AGTA- (AGTA).
     Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
     Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1. Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and
2. Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

LSQ-AGTA-APPEND	Appendix III Page A-11

Appendix III
SAMPLE
Post-Delivery Sale Notice
     We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.
Very truly yours,

Air Lease Corporation	Purchaser

By	By
Its	Its
Dated	Dated

     Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.
THE BOEING COMPANY

By
Its	Attorney-in-Fact
Dated

Aircraft Manufacturer’s Serial Number ____________________

LSQ-AGTA-APPEND	Appendix III Page A-12

Appendix IV
SAMPLE
Post-Delivery Lease Notice
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.
By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention:	Vice President — Contracts Mail Code 21-34
     In connection with the sale by Air Lease Corporation (Seller) to ____________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement LSQ-AGTA (AGTA).
     Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
     Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1. Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President — Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

LSQ-AGTA-APPEND	Appendix IV Page A-13

Appendix IV
SAMPLE
Post-Delivery Lease Notice
2. Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.
3. Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.
     We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.
Very truly yours,

Air Lease Corporation	Purchaser

By Its Dated	By Its Dated
     Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.
THE BOEING COMPANY

By Its	Attorney-in-Fact
Dated
Aircraft Manufacturer’s Serial Number ____________________

LSQ-AGTA-APPEND	Appendix IV Page A-14

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement
Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.
By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention	Vice President — Contracts Mail Code 21-34
     In connection with the sale/lease by Air Lease Corporation (Seller/Lessor) to ____________________ (PurchaserLessee) of the aircraft identified below, reference is made to the following documents:
(i)	Purchase Agreement No. _____ dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller/Lessor (Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft); and

(ii)	Aircraft Agreement dated as of __________, 20_____, between Seller/Lessor and Purchaser/Lessee (Aircraft Agreement) under which Seller/Lessor is selling/leasing the Aircraft.
     Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
1. Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.
2. Disclaimer and Release; Exclusion of Consequential and Other Damages
     2.1 In accordance with Seller/Lessor obligation under Article 9.5 of LSQ-AGTA-APPEND which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

LSQ-AGTA-APPEND	Appendix V Page A-15

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement
     2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:
(i)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.
     2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.
     2.4 Definitions. For the purpose of this paragraph 2, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

LSQ-AGTA-APPEND	Appendix V Page A-16

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement
Very truly yours,

Air Lease Corporation	Purchaser/Lessee

By	By
Its	Its
Dated	Dated

LSQ-AGTA-APPEND	Appendix V Page A-17

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent — Warranties
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.
By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention:	Vice President — Contracts Mail Code 21-34
1. Reference is made to Purchase Agreement No. ____ dated as of __________, 20__, between The Boeing Company (Boeing) and Air Lease Corporation (Customer) (the Purchase Agreement), under which Customer purchased certain Boeing Model ________ aircraft including the aircraft bearing Manufacturer’s Serial No.(s) _____________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement LSQ-AGTA (AGTA).
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
To accomplish the appointment of an agent, Customer confirms:
A. Customer has appointed ____________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.
B. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President — Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing’s receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.
C. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

LSQ-AGTA-APPEND	Appendix VI Page A-18

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent — Warranties
We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.
Very truly yours,
Air Lease Corporation

By
Its

Dated

LSQ-AGTA-APPEND	Appendix VI Page A-19

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent — Warranties
AGENT’S AGREEMENT
Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.
Very truly yours,
Agent

By
Its

Dated

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.
THE BOEING COMPANY

By
Its

Dated

Aircraft Manufacturer’s Serial Number __________

LSQ-AGTA-APPEND	Appendix VI Page A-20

Appendix VII
SAMPLE
Contractor Confidentiality Agreement
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:	Vice President — Contracts Mail Stop 21-34
This agreement (Agreement) is entered into between ____________________ (Contractor) and Air Lease Corporation (Customer) and will be effective as of the date set forth below.
In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No. _____ dated as of ____________________ between The Boeing Company (Boeing) and Customer (Purchase Agreement), which incorporates by this reference LSQ-AGTA-L.
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer’s Boeing Model ________ aircraft, Manufacturer’s Serial Number ______, Registration No. ________ (Aircraft) available to Contractor in connection with Customer’s contract with Contractor to maintain/repair/modify the Aircraft (Contract). In consideration of the Contract, and as a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:
1. For purposes of this Agreement:
Aircraft Software means software intended to fly with and be utilized in the operation of an Aircraft, but excludes software furnished by Customer.
Materials means any and all items that are created by Boeing or a Third Party, are provided directly or indirectly to Contractor from Boeing or from Customer, and serve primarily to contain, convey or embody information. Materials may include either tangible forms (for example, documents or drawings) or intangible embodiments (for example, software and other electronic forms) of information, but excludes Aircraft Software and software furnished by Customer.

LSQ-AGTA-APPEND	Appendix VII Page A-21

Appendix VII
SAMPLE
Contractor Confidentiality Agreement
Proprietary Information means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Materials.
Proprietary Materials means Materials that contain, convey, or embody Proprietary Information.
Third Party means anyone other than Boeing, Customer and Contractor.
2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials and Aircraft Software are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.
3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.
4. Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software or Aircraft Software provided to Contractor pursuant to this Agreement.
5. Upon Boeing’s request at any time, Contractor will promptly return to Boeing (or, at Boeing’s option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

LSQ-AGTA-APPEND	Appendix VII Page A-22

Appendix VII
SAMPLE
Contractor Confidentiality Agreement
6. When and to the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency’s use in connection with Contractor’s authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.
7. Boeing is an intended third party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any Boeing claims under this Agreement. It is agreed that Washington law (excluding Washington’s conflict-of-law rules) will apply to this Agreement and to any claim or dispute under this Agreement.
8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.
9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.
10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless embodied in writing and signed by authorized representatives of Contractor, Customer and Boeing.

LSQ-AGTA-APPEND	Appendix VII Page A-23

Appendix VII
SAMPLE
Contractor Confidentiality Agreement
11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.
12. The obligations of Customer and Contractor relating to Proprietary Materials and Proprietary Information under this Agreement will remain in effect and will survive cancellation or termination of this Agreement.
AGREED AND ACCEPTED this
Date: _______________________

Contractor	Air Lease Corporation

Signature	Signature
Printed Name	Printed Name
Title	Title

LSQ-AGTA-APPEND	Appendix VII Page A-24

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller
[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]
, 200_
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
By Courier
1901 Oakesdale Ave. SW
Renton, WA _____

Attention:	Vice President — Contracts Mail Code 21-34
In connection with ________________’s (Seller’s) sale to and lease back from ________________ (Buyer) of the aircraft identified below, reference is made to the following documents:
1. Purchase Agreement No. _______ dated as of _________________, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) _______(Aircraft). The Agreement incorporates by reference the terms of LSQ-AGTA-___ dated __________ ___, 2010, between Seller and Boeing.
2. Aircraft Sale Agreement dated as of ___________________, between Seller and _________________________ (Buyer).
3. Aircraft Lease Agreement dated as of ___________________, between Buyer and Seller.
Capitalized terms used herein without definition will have the same meaning as in the Agreement.
Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

LSQ-AGTA-APPEND	Appendix VIII Page A-25

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller
Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
(1) Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
(2) Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President — Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing’s receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.
(3) Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
(4) Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

LSQ-AGTA-APPEND	Appendix VIII Page A-26

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller
Very truly yours,

Seller	Buyer

By	By
Its	Its
Dated	Dated

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.
The Boeing Company

By
Its
Dated

LSQ-AGTA-APPEND	Appendix VIII Page A-27

Appendix IX
SAMPLE
SALE WITH LEASE
[Date]
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:	Vice President — Contracts Mail Code 21-34
In connection with the sale by ___________________ (Seller) to ___________________ (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:
1. Purchase Agreement No. ______ dated as of __________, _____, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer’s Serial No(s). ____________ (Aircraft).
2. Aircraft sale agreement dated as of __________, ________, between Seller and Purchaser.
3. Aircraft lease agreement dated as of __________, _____, between Purchaser and _________ (Lessee)(Lease).
Capitalized terms used herein without definition will have the same meaning as in the Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
(1) Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

LSQ-AGTA-APPEND	Appendix IX Page A-28

Appendix IX
SAMPLE
SALE WITH LEASE
(2) Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
(3) Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
(4) Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of [“Buyer”/ “Customer”] with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President — Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as [“Buyer”/ “Customer”] with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of [“Buyer”/“Customer”] under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing’s receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.
(5) Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

LSQ-AGTA-APPEND	Appendix IX Page A-29

Appendix IX
SAMPLE
SALE WITH LEASE
Very truly yours,

	(Seller)		(Purchaser)

By		By
Its		Its
Dated		Dated

(Lessee)

By
Its
Dated

LSQ-AGTA-APPEND	Appendix IX Page A-30

Appendix IX
SAMPLE
SALE WITH LEASE
Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.
The Boeing Company

By
Its	Attorney-in-Fact
Date
MSN

LSQ-AGTA-APPEND	Appendix IX Page A-31

Appendix X
SAMPLE
Post-Delivery Security
[Date]
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.
By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention:	Vice President-Contracts Mail Code 21-34
     Reference is made to Purchase Agreement No. ________ dated as of _______________, (Agreement) between The Boeing Company (Boeing) and __________________________ (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer’s Serial Number _____(Aircraft). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement LSQ-AGTA — ___ , dated ________ __, 2010, between Borrower and Boeing.
     Capitalized terms used herein without definition will have the same meanings as in the Agreement.
Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
     In connection with Borrower’s financing of the Aircraft, Borrower is entering into a [trust indenture/ mortgage], dated as of ___________, 20_____, between Borrower and [Indenture Trustee/Mortgagee] [(Trust Indenture/Mortgage)], which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the [Indenture Trustee/ Mortgagee] notifies Boeing as provided below that an Event of Default under the [Trust Indenture/ Mortgage] has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:
1. [Indenture Trustee/Mortgagee], as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to

LSQ-AGTA-APPEND	Appendix X Page A-32

Appendix X
SAMPLE
Post-Delivery Security
the terms of a certain [Trust Indenture/Mortgage], acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
2. Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from [Indenture Trustee/Mortgagee], addressed to its Vice President — Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425)237-1706 (if by facsimile) that an event of default under the [Trust Indenture/Mortgage] has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until [Indenture Trustee/Mortgagee] has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with [Indenture Trustee/Mortgagee]. Boeing may act with acquittance and conclusively rely on any such notice.
Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.
Very truly yours,

Indenture Trustee / Mortgagee

By:	By:
Its:	Its:

LSQ-AGTA-APPEND	Appendix X Page A-33

Appendix X
SAMPLE
Post-Delivery Security
Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.
THE BOEING COMPANY

By:
Its:
Date:
MSN:

LSQ-AGTA-APPEND	Appendix X Page A-34

PURCHASE AGREEMENT NUMBER PA-03524
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Relating to Boeing Model 737-800 Aircraft

TABLE OF CONTENTS
ARTICLES

Article 1.	Quantity, Model and Description.
Article 2.	Delivery Schedule.
Article 3.	Price.
Article 4.	Payment.
Article 5.	Additional Terms.
TABLE

1	Aircraft Information Table
EXHIBIT

A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	[*]Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components
LETTER AGREEMENTS

LA-1001388	[*]
LA-1001389	[*]
LA-1001390	AGTA Matters
LA-1001391	Demonstration Flight Waiver
LA-1001393	[*]
LA-1001394	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1001395	Advance Payment Matters
LA-1001396	Special Escalation
LA-1001397	Other Matters
LA-1001398	Liquidated Damages Non-Excusable Delay
LA-1001399	Loading of Customer Software
LA-1001400	Open Configuration Matters
LA-1001401	Performance Guarantees
LA-1001402	Significant Improvement 737NG
LA-1001403	Leasing Matters
LA-1001404	Special Matters

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY
LSQ-PA-03524		PA Page 2

Purchase Agreement No. PA-03524
between
The Boeing Company
and
Air Lease Corporation
     This Purchase Agreement No. PA-03524 between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 737-800 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 30, 2010 between the parties, identified as LSQ-AGTA (AGTA).
1. Quantity, Model and Description.
     The aircraft to be delivered to Customer will be designated as Model 737-800 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.
2. Delivery Schedule.
     The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3. Price.
     3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
     3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.
4. Payment.
     4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

BOEING PROPRIETARY
LSQ-PA-03524		PA Page 3

     4.2 The standard advance payment schedule for the Model 737-800 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment [*], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
     4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
     4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5. Additional Terms.
     5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
     5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.
     5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
     5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.
     5.5 [*] Supplemental Exhibit EE1 describes the [*] and contains the engine warranty and the engine patent indemnity for the Aircraft.
     5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
     5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY
LSQ-PA-03524		PA Page 4

     5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.
ACCEPTED AND AGREED TO this

September 30, 2010

Date

THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Katherine B. Gunal	/s/ Grant Levy

Signature	Signature

Katherine B. Gunal	Grant Levy

Printed name	Printed name

Attorney-in-Fact	Executive Vice President

Title	Title

BOEING PROPRIETARY
LSQ-PA-03524		PA Page 5

Table 1 To
Purchase Agreement No. PA-03524
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds
Engine Model/Thrust:	CFM56-7B24	24000 pounds
Airframe Price:		[*]
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]
Engine Price (Per Aircraft):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

Detail Specification:	D019A001-N (1/29/2010)
Airframe Price Base Year/Escalation Formula:	[*]	[*]
Engine Price Base Year/Escalation Formula:	[*]	[*]

Airframe Escalation Data:
Base Year Index (ECI):	[*]
Base Year Index (CPI):	[*]

						Escalation
		Manufacturer’s	Escalation			Estimate Adv
Delivery	Aircraft	Serial	Factor		Configuration	Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2012	1	41299	[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	41300	[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	41301	[*]			[*]	[*]	[*]	[*]	[*]
[*]	4	41302	[*]			[*]	[*]	[*]	[*]	[*]
[*]	5	41303	[*]			[*]	[*]	[*]	[*]	[*]
[*]	6	41304	[*]			[*]	[*]	[*]	[*]	[*]
[*]	7	41305	[*]			[*]	[*]	[*]	[*]	[*]
[*]	8	41306	[*]			[*]	[*]	[*]	[*]	[*]
[*]	9	41307	[*]			[*]	[*]	[*]	[*]	[*]
[*]	10	41308	[*]			[*]	[*]	[*]	[*]	[*]
[*]	11	41309	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]	Boeing Proprietary	Page 1
LSQ-PA-03524 54340-1F.TXT

Table 1 To
Purchase Agreement No. PA-03524
Aircraft Delivery, Description, Price and Advance Payments

						Escalation
		Manufacturer’s	Escalation			Estimate Adv
Delivery	Aircraft	Serial	Factor		Configuration	Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per A/P	[*]	[*]	[*]	[*]
[*]	12	41310	[*]			[*]	[*]	[*]	[*]	[*]
[*]	13	41311	[*]			[*]	[*]	[*]	[*]	[*]
[*]	14	41312	[*]			[*]	[*]	[*]	[*]	[*]
[*]	15	41313	[*]			[*]	[*]	[*]	[*]	[*]
[*]	16	41314	[*]			[*]	[*]	[*]	[*]	[*]
[*]	17	41315	[*]			[*]	[*]	[*]	[*]	[*]
[*]	18	41316	[*]			[*]	[*]	[*]	[*]	[*]
[*]	19	41317	[*]			[*]	[*]	[*]	[*]	[*]
[*]	20	41318	[*]			[*]	[*]	[*]	[*]	[*]
[*]	21	41319	[*]			[*]	[*]	[*]	[*]	[*]
[*]	22	41320	[*]			[*]	[*]	[*]	[*]	[*]
[*]	23	41321	[*]			[*]	[*]	[*]	[*]	[*]
[*]	24	41322	[*]			[*]	[*]	[*]	[*]	[*]
[*]	25	41323	[*]			[*]	[*]	[*]	[*]	[*]
[*]	26	41324	[*]			[*]	[*]	[*]	[*]	[*]
[*]	27	41325	[*]			[*]	[*]	[*]	[*]	[*]
[*]	28	41326	[*]			[*]	[*]	[*]	[*]	[*]
[*]	29	41327	[*]			[*]	[*]	[*]	[*]	[*]
[*]	30	41328	[*]			[*]	[*]	[*]	[*]	[*]
[*]	31	41329	[*]			[*]	[*]	[*]	[*]	[*]
[*]	32	41330	[*]			[*]	[*]	[*]	[*]	[*]
[*]	33	41331	[*]			[*]	[*]	[*]	[*]	[*]
[*]	34	41332	[*]			[*]	[*]	[*]	[*]	[*]
[*]	35	41333	[*]			[*]	[*]	[*]	[*]	[*]
[*]	36	41334	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]	Boeing Proprietary	Page 2
LSQ-PA-03524 54340-1F.TXT

Table 1 To
Purchase Agreement No. PA-03524
Aircraft Delivery, Description, Price and Advance Payments

						Escalation
		Manufacturer’s	Escalation			Estimate Adv
Delivery	Aircraft	Serial	Factor		Configuration	Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	No.	No.	(Airframe)	Lessee	Exhibit	Price Per A/P	[*]	[*]	[*]	[*]
[*]	37	41335	[*]			[*]	[*]	[*]	[*]	[*]
[*]	38	41336	[*]			[*]	[*]	[*]	[*]	[*]
[*]	39	41337	[*]			[*]	[*]	[*]	[*]	[*]
[*]	40	41338	[*]			[*]	[*]	[*]	[*]	[*]
[*]	41	41339	[*]			[*]	[*]	[*]	[*]	[*]
[*]	42	41340	[*]			[*]	[*]	[*]	[*]	[*]
[*]	43	41341	[*]			[*]	[*]	[*]	[*]	[*]
[*]	44	41342	[*]			[*]	[*]	[*]	[*]	[*]
[*]	45	41343	[*]			[*]	[*]	[*]	[*]	[*]
[*]	46	41344	[*]			[*]	[*]	[*]	[*]	[*]
[*]	47	41345	[*]			[*]	[*]	[*]	[*]	[*]
[*]	48	41346	[*]			[*]	[*]	[*]	[*]	[*]
[*]	49	41347	[*]			[*]	[*]	[*]	[*]	[*]
[*]	50	41348	[*]			[*]	[*]	[*]	[*]	[*]
[*]	51	41349	[*]			[*]	[*]	[*]	[*]	[*]
[*]	52	41350	[*]			[*]	[*]	[*]	[*]	[*]
[*]	53	41351	[*]			[*]	[*]	[*]	[*]	[*]
[*]	54	41352	[*]			[*]	[*]	[*]	[*]	[*]
[*]	55	41353	[*]			[*]	[*]	[*]	[*]	[*]
[*]	56	41354	[*]			[*]	[*]	[*]	[*]	[*]
[*]	57	41355	[*]			[*]	[*]	[*]	[*]	[*]
[*]	58	41356	[*]			[*]	[*]	[*]	[*]	[*]
[*]	59	41357	[*]			[*]	[*]	[*]	[*]	[*]
[*] 2017	60	41358	[*]			[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]	Boeing Proprietary	Page 3
LSQ-PA-03524 54340-1F.TXT

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Exhibit A to Purchase Agreement Number PA-03524

Exhibit A
AIRCRAFT CONFIGURATION
Dated September 30, 2010
relating to
BOEING MODEL 737-800 AIRCRAFT
The content of Exhibit A will be defined pursuant to the provisions of letter agreement LSQ-PA-03524-LA-1001400, “Open Configuration Matters”, to the Purchase Agreement.

LSQ-PA-03524-EXA		EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND
RESPONSIBILITIES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Exhibit B to Purchase Agreement Number PA-03524

Exhibit B
AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 737-800 AIRCRAFT
     Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1. GOVERNMENT DOCUMENTATION REQUIREMENTS.
     Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
     1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
     Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
     1.2 Certificate of Sanitary Construction.
          1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.
          1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

LSQ-PA-03524-EXB		EXB Page 2
BOEING PROPRIETARY

     1.3 Customs Documentation.
          1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
          1.3.2 General Declaration — U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
     If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
          1.3.3 Export Declaration — U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2. Insurance Certificates.
     Unless provided earlier, Customer or Customer’s Lessee will provide to Boeing within thirty (30) days, but not later than seven (7) days, prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.
3. NOTICE OF FLYAWAY CONFIGURATION.
     Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:
(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training (planned to be conducted during the ferry flight), the method of payment for such fuel, and fuel load for the ferry flight;

LSQ-PA-03524-EXB		EXB Page 3
BOEING PROPRIETARY

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.
4. DELIVERY ACTIONS BY BOEING.
     4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.
     4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
     4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
     4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[*]
747	[*]
757	[*]
767	[*]
777	[*]
787	[*]
     4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
     4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-EXB		EXB Page 4
BOEING PROPRIETARY

pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.
     4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5. DELIVERY ACTIONS BY CUSTOMER.
     5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.
     5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.
     5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
     5.4 TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.
     5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

LSQ-PA-03524-EXB		EXB Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit AE1
to Purchase Agreement Number PA-03524

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
relating to
BOEING MODEL 737-800 AIRCRAFT
1. Formula.
Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:
          Pa = [*]
Where:
Pa = [*]
P = [*]
          L = [*]
Where:
ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);
ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing — Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-AE1		AE1 Page 2
BOEING PROPRIETARY

          M = [*]
Where:
CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and
CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index — All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.
As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.
Note:
(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[*]

(iii)	[*]

(iv)	The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-AE1		AE1 Page 3
BOEING PROPRIETARY

2. Values to be Utilized in the Event of Unavailability.
     2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.
     2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.
     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.
     2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. [*]
Note:
(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-AE1		AE1 Page 4
BOEING PROPRIETARY

time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

LSQ-PA-03524-AE1		AE1 Page 5
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit BFE1
to Purchase Agreement Number PA-03524

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-800 AIRCRAFT
     This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1. Supplier Selection.
Customer will:
     Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[*]

Galley Inserts	[*]

Seats (passenger)	[*]

Overhead & Audio System	[*]

In-Seat Video System	[*]

Miscellaneous Emergency Equipment	[*]

Cargo Handling Systems* (Single Aisle Programs only)	[*]

* For a new certification, supplier requires notification [*] prior to Cargo Handling System on-dock date.
2. On-dock Dates and Other Information.
     On or before [*], Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in the attachment to this Supplemental Exhibit BFE1.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1		BFE1 Page 2
BOEING PROPRIETARY

3. Additional Delivery Requirements.
     Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

LSQ-PA-03524-BFE1		BFE1 Page 3
BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524

Scheduled			Antennas &		Cabin	Miscellaneous/
Month of		Galleys /	Mounting		Systems	Emergency	Textiles /	Cargo	Provision
Delivery:	Seats	Furnishings	Equipment	Avionics	Equipment	Equipment	Raw Material	Systems	Kits	Radomes
[*] 2012	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1
BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524

Scheduled			Antennas &		Cabin	Miscellaneous/
Month of		Galleys /	Mounting		Systems	Emergency	Textiles /	Cargo	Provision
Delivery:	Seats	Furnishings	Equipment	Avionics	Equipment	Equipment	Raw Material	Systems	Kits	Radomes
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1
BOEING PROPRIETARY

Attachment to PA-03524
Supplemental Exhibit BFE1

Preliminary BFE On-dock Schedule
Purchase Agreement PA-03524

Scheduled			Antennas &		Cabin	Miscellaneous/
Month of		Galleys /	Mounting		Systems	Emergency	Textiles /	Cargo	Provision
Delivery:	Seats	Furnishings	Equipment	Avionics	Equipment	Equipment	Raw Material	Systems	Kits	Radomes
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2017	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-BFE1
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit CS1-1
to Purchase Agreement Number PA-03524

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 737-800 AIRCRAFT
     Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.
     The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.
1. Maintenance Training.
     1.1 Airplane General Familiarization Course; two (2) classes of twenty-four (24) students;
     1.2 Mechanical/Electrical Systems Course (Instructor); one (1)class of fifteen (15) students;
     1.3 Avionics Systems Course (Instructor); one (1) class of fifteen (15) students;
     1.4 Mechanical/Electrical Systems Course (Line and Base); two (2) classes of fifteen (15) students;
     1.5 Avionics Systems Course (Line and Base); one (1) class of fifteen (15) students;
     1.6 Engine Run-Up Course; two (2) classes of three (3) students;
     1.7 Corrosion Prevention & Control Course; one (1) class of ten (10) students;
     1.8 Aircraft Rigging Course; one (1) class of six (6) students;
     1.9 Composite Repair for Technicians, one (1) class of eight (8) students;
     1.10 Digital Data Familiarization Course; one (1) class of fifteen (15) students;
     1.11 Cabin Management System (CMS) Configuration Database Generator (CDG) Familiarization Course; one (1) class of six (6) students;
     1.12 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.
2. Flight Training.
     2.1 Transition training for six (6) flight crews (12 pilots) in two (2) classes (1 Aircraft); OR Transition training for eight (8) flight crews (16 pilots) in two (2) classes (>2 Aircraft).

LSQ-PA-03524-CS1-1		CS1-1 Page 2
BOEING PROPRIETARY

The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer’s Aircraft.
     2.2 Flight Dispatcher training; one (1) class of six (6) students (1 Aircraft); OR Flight Dispatcher training; two (2) classes of six (6) students (>2 Aircraft);
     2.3 Flight Attendant training; one (1) class of twelve (12) students (1 Aircraft); OR Flight Attendant training; two (2) classes of twelve (12) students (>2 Aircraft);
     2.4 Performance Engineer training in Boeing’s regularly scheduled courses; schedules are published twice yearly.
     2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.
     2.6 Additional Flight Operations Services:
(i)	Boeing flight crew personnel to assist in ferrying the first aircraft to Customer’s main base;

(ii)	Instructor pilots for sixty (60) calendar days for revenue service training assistance (1 Aircraft); OR Instructor pilots for ninety (90) calendar days for revenue service training assistance (>2 Aircraft).

(iii)	An instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.
3. Planning Assistance.
     3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
          3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.

LSQ-PA-03524-CS1-1		CS1-1 Page 3
BOEING PROPRIETARY

Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
3.2	Spares.
(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.
4.	Technical Data and Documents.
4.1	Flight Operations.
Airplane Flight Manual
Operations Manual
Quick Reference Handbook
Weight and Balance Manual Chapter 1
Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Performance Engineer’s Manual
Jet Transport Performance Methods
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III
Flight Planning and Performance Manual
Flight Attendant Manual

LSQ-PA-03524-CS1-1		CS1-1 Page 4
BOEING PROPRIETARY

4.2	Maintenance.
Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Fuel Measuring Stick Manual
Structural Repair Manual
Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Fault Isolation Manual
Fault Reporting Manual
Power Plant Buildup Manual (except Rolls Royce)
All Operators Letters
Service Letters
Structural Item Interim Advisory
Combined Index
Maintenance Tips
Production Management Data Base
4.3	Maintenance Planning.
Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report
ETOPS Guide Vol. II
Configuration Maintenance and Procedures for Extended Range Operations
4.4	Spares.
Illustrated Parts Catalog
Standards Books
4.5	Facilities and Equipment Planning.
Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment List/Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Airplane Rescue and Fire Fighting Document
Engine Handling Document
ETOPS Guide Vol. I
4.6	Supplier Technical Data.
Service Bulletins
Ground Support Equipment Data

LSQ-PA-03524-CS1-1		CS1-1 Page 5
BOEING PROPRIETARY

Publications Index
Product Support Supplier Directory
Spare Parts Pricing Catalog
Assembly Drawings — Supplier
Supplier Product Support and Assurance Agreement Vol. I & II

LSQ-PA-03524-CS1-1		CS1-1 Page 6
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit CS1-2
to Purchase Agreement Number PA-03524

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 737-800 AIRCRAFT
     Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.
     The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.
1. Maintenance Training.
     1.1 Mechanical/Power Plant Course; one (1) class of fifteen (15) students;
     1.2 Electrical Systems Course; one (1) class of fifteen (15) students;
     1.3 Avionics Systems Course; one (1) class of fifteen (15) students;
     1.4 Aircraft Rigging Course; one (1) class of six (6) students;
     1.5 Advanced Composite Repair Course; one (1) class of eight (8) students.
     1.6 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.
2. Flight Training.
     2.1 Boeing will provide one classroom course to acquaint up to eight (8) students (four flight crews) with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.
     2.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.
3. Planning Assistance.
     3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
          3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

LSQ-PA-03524-CS1-2		CS1-2 Page 2
BOEING PROPRIETARY

          3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.
          3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
          3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
3.2	Spares.
(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.
4.	Technical Data and Documents.
     The following will be provided in mutually agreed formats and quantities:
4.1	Flight Operations.
Airplane Flight Manual
Operations Manual
Quick Reference Handbook
Weight and Balance Manual Chapter 1
Dispatch Deviation Procedures Guide
Flight Crew Training Manual

LSQ-PA-03524-CS1-2		CS1-2 Page 3
BOEING PROPRIETARY

Performance Engineer’s Manual
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III
4.2	Maintenance.
Aircraft Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Fault Isolation Manual
Fault Reporting Manual
Structural Repair Manual
Overhaul/Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Fuel Measuring Stick Calibration Document
Power Plant Buildup Manual
Combined Index
All Operators Letters
Structural Item Interim Advisory and Index
Service Letters and Index
Maintenance Tips
4.3	Maintenance Planning.
Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report
4.4	Spares.
Illustrated Parts Catalog
Standards Books
4.5	Facilities and Equipment Planning.
Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Aircraft Rescue and Firefighting Document
Engine Handling Document
Configuration, Maintenance and Procedures for ETOPS
ETOPS Guide Vols. I & II

LSQ-PA-03524-CS1-2		CS1-2 Page 4
BOEING PROPRIETARY

4.6	Supplier Technical Data.
Service Bulletins
Ground Support Equipment Data
Publications Index
Product Support Supplier Directory
Supplier Parts Pricing Catalog
Assembly Drawings — Supplier
Supplier Product Support and Assurance Agreements Vol. I & II

LSQ-PA-03524-CS1-2		CS1-2 Page 5
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit CS1-3
to Purchase Agreement Number PA-03524

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 737-800 AIRCRAFT
     Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.
1. Maintenance Training.
     1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of fifteen (15) students;
     1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.
2. Flight Training.
     Boeing will provide, if required, one classroom course to acquaint up to fifteen (15) students with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.
     Any training materials used in Flight Training, if required, will be provided for use in Customer’s own training program.
3. Planning Assistance.
     3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
          3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.
          3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.
          3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and

LSQ-PA-03524-CS1-3		CS1-3 Page 2
BOEING PROPRIETARY

ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
     3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).
4. Technical Data and Documents.
     Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

LSQ-PA-03524-CS1-3		CS1-3 Page 3
BOEING PROPRIETARY

[*],
ENGINE WARRANTY AND PATENT INDEMNITY
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit EE1
to Purchase Agreement Number PA-03524

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]
ENGINE WARRANTY AND PATENT INDEMNITY
relating to
BOEING MODEL 737-800 AIRCRAFT
1. [*]
2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.
     Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing’s extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.
     2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.
     2.2 Patents.
          2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States,

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LSQ-PA-03524-EE1		EE1 Page 2
BOEING PROPRIETARY

and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.
          2.2.2 CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.
          2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.
     2.3 Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.
     2.4 Warranty Pass-On.
          2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators, owners or lessors. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.
          2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer, except as allowed under the conditions for assignment set forth in Letter Agreement LA-1001394 entitled, “Assignment of Customer’s Interest to a Subsidiary or Affiliate.”
          2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.
     2.5 New Engine Warranty.
          2.5.1 CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:
(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

LSQ-PA-03524-EE1		EE1 Page 3
BOEING PROPRIETARY

(iii)	Such Parts Credit Allowance, test and Labor Allowance will be: One hundred percent (100%) from new to two thousand five hundred (2,500) Flight Hours and decreasing pro rata from one hundred percent (100%) at two thousand five hundred (2,500) Flight Hours to zero percent (0%) at three thousand (3,000) Flight Hours.
         2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:
(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first two thousand five hundred (2,500) Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%) of CFM’s repair cost at two thousand five hundred (2,500) Flight Hours to one hundred percent (100%) of such CFM repair costs at three thousand (3,000) Flight Hours.

(ii)	Transportation to and from the designated facility shall be at Customer’s expense.
     2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:
          2.6.1 During the first one thousand (1,000) Flight Hours for such Parts and Expendable Parts, CFM will grant one hundred percent (100%) Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.
          2.6.2 CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at one thousand (1,000) Flight Hours Part Time to zero percent (0%) at the applicable hours designated in Table 1.
     2.7 Ultimate Life Warranty.
          2.7.1 CFM warrants Ultimate Life limits on the following Parts:
          (i) Fan and Compressor Disks/Drums
          (ii) Fan and Compressor Shafts
          (iii) Compressor Discharge Pressure Seal (CDP)
          (iv) Turbine Disks
          (v) HPT Forward and Stub Shaft
          (vi) LPT Driving Cone
          (vii) LPT Shaft and Stub Shaft
          2.7.2 CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles, whichever

LSQ-PA-03524-EE1		EE1 Page 4
BOEING PROPRIETARY

comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles.
     2.8 Campaign Change Warranty.
          2.8.1 A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant the following Parts Credit Allowances:
Engines and Modules
(i)	One hundred percent (100%) for Parts in inventory or removed from service when new or with two thousand five hundred (2,500) Flight Hours or less total Part Time.

(ii)	Fifty percent (50%) for Parts in inventory or removed from service with over two thousand five hundred (2,500) Flight Hours since new, regardless of warranty status.
          2.8.2 Labor Allowance — CFM will grant one hundred percent (100%) Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.
          2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.
     2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.
     2.10 Indemnity and Contribution.
          2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN

LSQ-PA-03524-EE1		EE1 Page 5
BOEING PROPRIETARY

LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.
          2.10.2 CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

LSQ-PA-03524-EE1		EE1 Page 6
BOEING PROPRIETARY

TABLE 1
CFM56 WARRANTY PARTS LIST
FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Fan Rotor/Booster
Blades		X
Disk, Drum						X
Spinner		X
Fan Frame
Casing					X
Hub & Struts			X
Fairings			X
Splitter (Mid Ring)			X
Vanes		X
Engine Mount			X
No. 1 & No. 2 Bearing Support
Bearings			X
Shaft						X
Support (Case)			X
Inlet Gearbox & No. 3 Bearing
Bearings			X
Gear			X
Case			X
Compressor Rotor
Blades		X
Disk & Drums						X
Shaft						X
Compressor Stator
Casing					X
Shrouds		X
Vanes		X
Variable Stator Actuating Rings		X
Combustor Diffuser Nozzle (CDN)
Casings		X
Combustor Liners		X
Fuel Atomizer		X
HPT Nozzle		X
HPT Nozzle Support			X
HPT Shroud		X
HPT Rotor
Blades			X
Disks						X
Shafts						X
Retaining Ring		X

LSQ-PA-03524-EE1		EE1 Page 7
BOEING PROPRIETARY

TABLE 1
CFM56 WARRANTY PARTS LIST
FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
LP Turbine
Casing				X
Vane Assemblies		X
Interstage Seals		X
Shrouds		X
Disks					X
Shaft						X
Bearings			X
Blades		X
Turbine Frame
Casing & Struts				X
Hub			X
Sump			X
Accessory & Transfer Gearboxes
Case			X
Shafts			X
Gears			X
Bearings			X
Air-Oil Seals		X
Controls & Accessories
Engine	X
Condition Monitoring Equipment	X

LSQ-PA-03524-EE1		EE1 Page 8
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Supplemental Exhibit SLP1
to Purchase Agreement Number PA-03524

SERVICE LIFE POLICY COMPONENTS
relating to
BOEING MODEL 737-800 AIRCRAFT
     This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03524.
1.	Wing.
(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
2.	Body.
(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
BOEING PROPRIETARY

LSQ-PA-03524-SLP1	SLP1 Page 2

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.
3.	Vertical Stabilizer.
(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.
BOEING PROPRIETARY

LSQ-PA-03524-SLP1	SLP1 Page 3

4.	Horizontal Stabilizer.
(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.
5.	Engine Strut.
(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.
6.	Main Landing Gear.
(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.
7.	Nose Landing Gear.
(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.
BOEING PROPRIETARY

LSQ-PA-03524-SLP1	SLP1 Page 4

(v)	Steering plates and steering collars.

(vi)	Torsion links.
     NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.
BOEING PROPRIETARY

LSQ-PA-03524-SLP1	SLP1 Page 5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001388
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001388

2.	[*]

3.	[*]

4.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001388

5.	[*]

6.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001388

7.	Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,
THE BOEING COMPANY
By /s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: September 30, 2010
AIR LEASE CORPORATION
By /s/ Grant Levy
Its Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001389
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
[*]
1.	[*]

2.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001389

3.	[*]

4.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001389

5.	[*]

6.	Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part, except as assigned in the assignment of partial rights pursuant to Letter Agreement LSQ-PA-03524-LA-1001403, Leasing Matters.
7.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer will cause Customer’s Lessee to limit the disclosure of its contents to employees of Customer’s Lessee with a need to know the contents for purposes of helping Customer and Customer’s Lessee perform their obligations under this Letter Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001389

Very truly yours,
THE BOEING COMPANY
By /s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: September 30, 2010
AIR LEASE CORPORATION
By /s/ Grant Levy
Its Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001390
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement and the Aircraft General Terms Agreement LSQ-AGTA between Boeing and Customer dated September 30, 2010 (AGTA).
1.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
LSQ-PA-03524-LA-1001390

2.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

3.	[*]

4.	[*]

5.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

6.	[*]

7.	[*]

8.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

9.	[*]

10.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

11.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

12.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

13.	[*]

14.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

15.	Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.
16.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 16) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 16. Customer shall be fully responsible to Boeing for compliance with such obligations.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001390

Very truly yours,
THE BOEING COMPANY
By /s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: September 30, 2010
AIR LEASE CORPORATION
By /s/ Grant Levy
Its Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001391
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.
Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.
     The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer [*].
     Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001391

     Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing’s facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing’s facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.
     To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within [*] after the first flight by Customer.
Confidential Treatment:
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001391

Very truly yours,
THE BOEING COMPANY
By /s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: September 30, 2010
AIR LEASE CORPORATION
By /s/ Grant Levy
Its Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001393
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001393

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001393

2.	[*]

3.	Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001393

4.	Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,
THE BOEING COMPANY
By /s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: September 30, 2010
AIR LEASE CORPORATION
By /s/ Grant Levy
Its Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001394
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Assignment of Customer’s Interest to a Subsidiary or Affiliate

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.
1.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001394

2.	[*]

3.	Assignment.
     This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.
4.	Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001394

Very truly yours,
THE BOEING COMPANY
By /s/ Katherine B. Gunal
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: September 30, 2010
AIR LEASE CORPORATION
By /s/ Grant Levy
Its Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001395
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067
Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     The Purchase Agreement incorporates the terms and conditions of LSQ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1. Deferred Advance Payment Schedule.
     1.1 Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).
     1.2 Alternative Advance Payment Schedule.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
LSQ-PA-03524-LA-1001395

2. [*]
3. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001395

4. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
     If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy
Its	Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001396
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067
Subject:	Special Escalation

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
LSQ-PA-03524-LA-1001396

2. [*]
3. [*]
4. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001396

5. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 30, 2010

AIR LEASE CORPORATION

By Its	/s/ Grant Levy Executive Vice President
BOEING PROPRIETARY

Attachment A to
Letter Agreement LSQ-PA-03524-LA-1001396
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Attachment A to
LSQ-PA-03524-LA-1001396

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001397
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067
Subject:	Other Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Optional Features Prices.
     The Aircraft Basic Price listed in Table 1 of the Purchase Agreement includes maximum operational weights as a component of the Optional Features. Listed in the table below are the price per pound in July 2008 dollars for Maximum Take-off Weight (MTOW), Maximum Landing Weight (MLW) and Maximum Zero Fuel Weight (MZFW). Should the Customer elect to not configure the Aircraft with the maximum operational weights, the Optional Features price will reduce accordingly, resulting in a reduction of the Aircraft Price due by Customer at delivery by the amounts listed in the table below.

Optional
Features
Price to
		Maximum	Maximum	Price Per
		Weights as	Weights	Pound
	Baseline	Configured in	2008 Base	2008 Base
	Weights	Table 1	Year, STE	Year, STE
Maximum Take-off Weight (MTOW)	[*]	[*]	[*]	[*]
Maximum Landing Weight (MLW)	[*]	[*]	[*]	[*]
Maximum Zero Fuel Weight (MZFW)	[*]	[*]	[*]	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001397

2. [*]
3. [*]
4. Documents.
     Approximately twelve (12) months prior to delivery of the first Aircraft, Customer and Boeing will conduct a document conference. At that time, Boeing and Customer will complete a document worksheet whereby Customer may specify which documents Customer would like to receive and select the applicable format. Delivery of documents in any format may be deferred upon Customer’s request.
5. Service Bulletin Kits.
     Boeing agrees to provide Customer with a Service Bulletin listing applicable for the Aircraft. Boeing will provide up to [*] Service Bulletin Lists in total per year. Such commitment to provide [*] Service Bulletin Lists per year expires [*] years after delivery of the last Aircraft under the Purchase Agreement.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001397

6. Subsequent Lessee Data.
     6.1 Boeing agrees to provide the documents listed below to subsequent lessees (Subsequent Lessee or Subsequent Lessees) of Aircraft purchased by Customer under the Purchase Agreement, so long as Customer still owns the Aircraft and the Aircraft reside in the Customer’s suite of manuals. Electronic access and one CD backup copy will be provided to the Subsequent Lessee. For Subsequent Lessees without an electronic access account, only the one CD backup copy will be provided. Documents will be provided with revision service for as long as the Subsequent Lessee operates the Aircraft, with the exception of the Illustrated Parts Catalog, which will only be ordered and provided with revision service until two revisions after the last Aircraft under the Purchase Agreement is delivered.
Maintenance Data
Aircraft Maintenance Manual
Baggage/Cargo Loading Manual
Fault Isolation Manual
Fault Reporting Manual
Illustrated Parts Catalog, Maintenance
Maintenance Planning Data Document
Maintenance Task Cards & Index
Power Plant Buildup Manual
Structural Repair Manual
System Schematics Manual
Wiring Diagram Manual
Flight Data
Airplane Flight Manual
Airplane Rescue and Fire Fighting Document
Airplane Characteristics for Airport Planning
Dispatch Deviation Guide
Flight Crew Training Manual
Flight Crew Operations Manual & Quick Reference Handbook (non-customized)
Operations Manual Bulletins, Technical Bulletins and Flight Operations Reviews
Performance Engineers Manual (upon request, one hardcopy will be provided with no revision service)
Weight and Balance Manual, Chapter 1
     6.2 Such consideration as described by this paragraph 6 is not assignable upon sale of the Aircraft, except when such Aircraft is sold by Customer to a related entity in which the parent has majority ownership interest in.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001397

7. Exhibit B, Article 1.2.2, Certificate of Sanitary Construction.
At time of delivery of the Aircraft, Boeing agrees to use reasonable efforts to obtain a certificate for Customer’s non U.S. registered aircraft. It is understood by Customer that the Certificate of Sanitary Construction is issued by the U.S. public health service and Boeing may not be able to obtain a certificate if the U.S. health service is not willing to provide for a non-U.S. registered aircraft.
8. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
9. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9. Customer shall be fully responsible to Boeing for compliance with such obligations.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001397

Very truly yours,

THE BOEING COMPANY

By Its	/s/ Katherine B. Gunal Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 30, 2010

AIR LEASE CORPORATION

By Its	/s/ Grant Levy Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001398
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Liquidated Damages — Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
     Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.
1. Liquidated Damages.
     Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [*] (collectively the Non-Excusable Delay Payment Period) at a rate of [*] per Aircraft (Liquidated Damages).
2. [*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001398

3. [*]
4. [*]
5. Exclusive Remedies.
     [*] are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.
6. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001398

7. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001399
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Customer or Customer’s Lessee may request Boeing to install software owned by or licensed to Customer or Customer’s Lessee (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).
2. For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer or Customer’s Lessee, Boeing will install such Software after the transfer to Customer or Customer’s Lessee of title to the Aircraft, but before fly away.
3. The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer or Customer’s Lessee, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.
4. For IFE Software, if requested by Customer or Customer’s Lessee, Boeing will make the Aircraft accessible to Customer, Customer’s Lessee and Customer’s or Customer’s Lessees’ IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001399

5. All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:
(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.
6. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer will cause Customer’s Lessee to limit the disclosure of its contents to employees of Customer’s Lessee with a need to know the contents for purposes of helping Customer and Customer’s Lessee perform their obligations under this Letter Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001399

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001400
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Aircraft Configuration.
     1.1 Initial Configuration. The initial configuration of Customer’s Model 737-800 Aircraft has been defined by Boeing Model 737-800 basic specification D019A001 Revision N dated January 29, 2010 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.
     1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:
          1.2.1 No later than sixteen (16) months prior to the first Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features.
          1.2.2 Within thirty (30) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.
          1.2.3 Customer will then have fourteen (14) days to accept or reject the optional features.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001400

2. Amendment of the Purchase Agreement. Within thirty (30) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
     2.1 Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.
     2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);
     2.3 Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;
     2.4 Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and
     2.5 Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.
3. Other Letter Agreements.
     Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:
     3.1 Software. Additional provisions relating to software.
     3.2 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001400

4. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001401
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned, in whole or in part.
     The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantee with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.
1. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001401

2. Confidential Treatment.
     Customer understands and agrees that information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 2) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 2. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03524-LA-1001401
CFM56-7BE Series Engines

MODEL 737-800 PERFORMANCE GUARANTEES
FOR AIR LEASE CORPORATION

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER'S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 03524
AERO-B-BBA4-M10-0517	SS10-0309
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03524-LA-1001401
CFM56-7BE Series Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-800 Aircraft equipped with Boeing furnished CFM56-7BE series engines.

2	FLIGHT PERFORMANCE Cruise Range

The still air range at an initial cruise altitude of 34,000 feet on a standard day at 0.78 Mach number, starting at a gross weight of 165,000 pounds and consuming 30,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles
Conditions and operating rules:
A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.
3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus [*].

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03524
AERO-B-BBA4-M10-0517	SS10-0309
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03524-LA-1001401
CFM56-7BE Series Engines

4.2	The Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4.3	CFM56-7BE series engines include the CFM56-7B24E, CFM56-7B26E, CFM56-7B26E/F, CFM56-7B27E, CFM56-7B27E/B1, CFM56-7B27E/B1F, and CFM56-7B27E/F engines only.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 24, 2009.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per

P.A. No. 03524
AERO-B-BBA4-M10-0517	SS10-0309
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LSQ-PA-03524-LA-1001401
CFM56-7BE Series Engines

minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.5	The cruise range guarantee is based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.6	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual — Aircraft Report.”

6.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03524
AERO-B-BBA4-M10-0517	SS10-0309
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001402
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Significant Aircraft Improvement

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Significant Improvement.
     During the delivery stream of the Aircraft Boeing may make, or cause to be made, improvements to the 737 aircraft. These changes may be in the form of a [*] (Significant Improvement), Boeing may take the following actions with regards to offering the Significant Improvement:
     1.1 Boeing will have the right to incorporate the Significant Improvement and update the Performance Guarantees for the affected Aircraft.
     1.2 In addition to Article 1.1, Boeing, after good faith discussions with Customer, may elect to revise the commercial terms of the Purchase Agreement. Customer may elect not to accept the revised commercial terms and terminate the Purchase Agreement with respect to the affected Aircraft [*] subject to the notice period described in Article 2. If Customer does not accept the revised commercial terms within thirty (30) days of the notice, or such time as may be mutually agreed upon, Boeing will have the right to terminate the Purchase Agreement with respect to the affected Aircraft.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001402

2. Notice and Purchase Agreement Amendment.
     No later than twenty four (24) months prior to the scheduled delivery of the Aircraft in [*], Boeing will provide Customer written notice of its intention to incorporate the Significant Improvement. Boeing’s notice will include updated Performance Guarantees reflecting the effects of such Significant Improvement.
     2.1 If Boeing provides Customer only notice of the option described in Article 1.1 above, then the notice will constitute an amendment to the Purchase Agreement effective on the date of the notice.
     2.2 If Boeing provides Customer notice of the option described in Article 1.2, then the notice will include a proposed amendment to the Purchase Agreement. In the event Boeing or Customer exercise its option to terminate the affected Aircraft in accordance with Article 1.2, then Boeing will amend the Purchase Agreement to reflect the termination of the affected Aircraft [*].
3. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
4. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001402

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001403
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Leasing Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
     It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as an operator of aircraft. This Letter Agreement relates to certain services that Boeing will provide to such Lessees.
1. Lease of Aircraft Prior to Delivery.
     In most cases, leases will be entered into prior to delivery of the Aircraft to be leased. The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.
2. Identification of Lessee(s).
     2.1 At the time of execution of the Purchase Agreement, Customer has not identified Lessees to Boeing for any of the Aircraft. Customer agrees to give Boeing written notice as soon as reasonably practicable (preferably fourteen (14) or more months prior to the month during which a particular Aircraft is scheduled for delivery) of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration, and the manufacturer’s serial number. If a configuration for the Aircraft identified for a Lessee has not been defined by twelve (12) months prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001403

     2.2 Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.
     2.3 In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]
3. Lessee Unique Configuration Schedules.
     3.1 No later than fourteen (14) months prior to the Lessee’s Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features. It is understood that identifying a Lessee within the preferred time frame does not assure that all desired configuration changes will be available for the Aircraft identified for the Lessee (e.g., if Lessee requires a configuration that complies with the Head Impact Criteria (HIC) requirements, then Customer must identify Lessee and configuration no later than sixteen (16) months prior to delivery.)
     3.2 Within thirty (30) days after such meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.
     3.3 Customer will have fourteen (14) days to accept or reject the optional features.
     3.4 Boeing will submit to Customer a supplemental agreement to the Purchase Agreement incorporating Lessee’s unique configuration within thirty (30) days after receiving Customer’s accept /reject list.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001403

4. Customer Support.
     4.1 It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft. For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to each of the Lessees, the Customer Support categories listed below will apply. Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.
(i)	Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)	Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

(iii)	Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.
          4.1.1 After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3) in the Purchase Agreement is applicable to such Lessee. For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001403

          4.1.2 Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.
     4.2 [*]
     4.3 Prior to the provision of any training, services and Materials, Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions based on the form of Attachment A to this Letter Agreement. Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA. Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement. In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA. Customer expressly agrees that Boeing’s providing all or part of the training, services and Materials prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any obligations described herein.
     4.4 Spare Parts.
     It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft. At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001403

5. Schedule Requirements.
     In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable; [*].
6. Assignment of Additional Rights at Delivery.
     At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.
7. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001403

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY

ATTACHMENT A
LETTER AGREEMENT LSQ-PA-03524-LA-1001403
EXPLANATION & INSTRUCTIONS:
     The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement. It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.
BOEING PROPRIETARY

Attachment A to
LSQ-PA-03524-LA-1001403

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention:	Vice President — Contracts
Mail Stop 75-38

Subject:	Partial Assignment of Rights — Air Lease Corporation as Lessor and ________________________ as Lessee of Model 737-800 Aircraft
Gentlemen:
     In connection with the lease by Air Lease Corporation (Customer) to ________________________ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:
(i)	Purchase Agreement No. PA-03524 dated as of +, 2010, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 737-800 aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)	Aircraft General Terms Agreement No. LSQ dated as of +, 2010, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	+ dated as of +, 20+ between Customer and Lessee relating to the lease of the Aircraft (Lease).
     Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:
BOEING PROPRIETARY

Attachment A to
LSQ-PA-03524-LA-1001403

1. Lessee’s Agreement to be Bound.
     In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.
2. Lessee’s Insurance.
     Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.
3. Continuing Lessor Rights and Obligations.
     Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.
4. Appointment of Lessee.
     Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Customer Support Document to the Purchase Agreement. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President — Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055). Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.
BOEING PROPRIETARY

Attachment A to
LSQ-PA-03524-LA-1001403

5. Modification, Revision or Substitution of Training, Services and Materials.
     Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training, services and Materials to the same extent as if they were specifically described in the Purchase Agreement.
6. Boeing Rights and Obligations.
     Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.
7. Signing in Counterparts.
     This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
8. GOVERNING LAW.
     THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.
BOEING PROPRIETARY

Attachment A to
LSQ-PA-03524-LA-1001403

9. Lessee Acceptance.
     Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.
     We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.
     IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

Very truly yours,

AIR LEASE CORPORATION

By

Its

ACCEPTED AND AGREED TO this

Date:	, 20

LESSEE

By

Its

BOEING PROPRIETARY

Attachment A to
LSQ-PA-03524-LA-1001403

Boeing Acknowledgment
     Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
LSQ-PA-03524-LA-1001404
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, CA 90067

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03524 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-800 aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Credit Memoranda. In consideration of Customer’s purchase of sixty (60) Aircraft, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda. [*]
     1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*] for each Aircraft delivering in [*] and in the amount of [*] for each Aircraft delivering in [*].
     1.2 Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operator(s). As an additional consideration and incentive for entering into a lease for the Aircraft prior to delivery of such Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount of [*] for each Aircraft delivering in [*] and in the amount of [*] for each Aircraft delivering in [*]. Customer will not be permitted to assign this Leasing Credit Memorandum, without the prior written consent of Boeing.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001404

     1.3 [*]
     1.4 [*]
     1.5 [*]
     1.6 Escalation of Credit Memoranda.
     Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 — 1.3 are in 2008 base year dollars and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
BOEING PROPRIETARY

Air Lease Corporation
LSQ-PA-03524-LA-1001404

2. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 2) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 2. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 30, 2010

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President
BOEING PROPRIETARY